UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On August 13, 2015, Cloud Peak Energy Inc. (“Cloud Peak Energy”) issued a press release announcing that Cloud Peak Energy, the Crow Tribe and SSA Marine entered into an investment transaction regarding the Gateway Pacific Terminal (“GPT”), located in the Northwest corner of Washington State.  The press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other CPE filings.

Item 8.01  Other Events.

On August 13, 2015, Cloud Peak Energy issued a press release announcing that Cloud Peak Energy, the Crow Tribe and SSA Marine entered into an investment transaction regarding GPT, located in the Northwest corner of Washington State.  GPT is a planned 54 million metric ton, dry bulk, deep water export terminal designed to handle commodities such as coal, grain, and potash.  GPT is currently two and a half years into its permitting process.  The timing and outcome of the permit process remains uncertain.

Under this new ownership structure, SSA Marine remains the majority owner retaining 51% of the joint venture’s shares; Cloud Peak Energy owns 49%; and the Crow Tribe will have an option to secure 5% from Cloud Peak Energy.  For its 49% ownership interest, Cloud Peak Energy paid $2 million upon signing and will pay all future permitting expenses up to $30 million, which is anticipated to cover expenses through 2019.  The owners will then share any additional permitting expenses based on their ownership interests.  Cloud Peak Energy has the right to exit its investment at its discretion during the permitting phase and return its ownership interests to SSA Marine.

As previously announced, Cloud Peak Energy has an existing throughput option agreement with GPT that provides Cloud Peak Energy up to 17.6 million short tons of capacity per year.  Cloud Peak Energy’s option is exercisable following permit completion.

In 2013, Cloud Peak Energy’s Big Metal Coal Co. LLC subsidiary and the Crow Tribe entered agreements regarding exploration rights and exclusive options to lease and develop Northern Powder River Basin coal on the Crow Indian Reservation in southeast Montana, near Cloud Peak Energy’s Spring Creek Mine in Montana and Youngs Creek development project in northeast Wyoming.

Cautionary Note Regarding Forward Looking Statements

This Report contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. Forward-looking statements may include, for example, (1) anticipated future market conditions, demand and pricing for PRB and Tribal coal, (2) our current estimates of the quantity and quality of Tribal coal, (3) any future exercise of our lease options for Tribal coal and any potential development, production and marketing of Tribal coal, (4) the anticipated timing, cost and ability to obtain required regulatory approvals for the Gateway Pacific Terminal and for any potential development of Tribal coal, (5) our continued future ownership in the Gateway Pacific Terminal and any risks associated with our ownership, (6) our business development and growth initiatives and strategies, including our export growth strategy, and (7) other statements regarding this transaction and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including the risks that (i) required regulatory approvals and permits are not obtained in a timely manner or at all for the Gateway Pacific Terminal or our potential development of Tribal coal, including due to the impact of third party legal challenges, (ii) economic Tribal coal tons are substantially less than the currently estimated in-place tons, (iii) Asian export demand and domestic demand, and associated pricing, for PRB coal or Tribal coal remains depressed due to coal market conditions, competition with natural gas, regulatory impacts, governmental energy policies, climate change concerns or other factors, (iv) future development and operating costs for the Gateway Pacific Terminal or development of Tribal coal significantly exceed our expectations, (v) we incur unanticipated liabilities or expenses associated with our investment in the Gateway Pacific Terminal, (vi) we exit all or a portion of our investment in the Gateway Pacific Terminal, (vii) we are unable to negotiate and execute a definitive option agreement with the Crow Tribe for its potential future ownership in the Gateway Pacific Terminal, or (viii) anticipated benefits of the transactions described herein are not achieved. For a discussion of some of the additional factors that could adversely affect our future results or the anticipated benefits of this transaction, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission (“SEC”), including those in Item 1A - Risk Factors in our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith.

99.1         Furnished Press Release Announcing Gateway Pacific Terminal Transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: August 13, 2015	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Furnished Press Release Announcing Gateway Pacific Terminal Transaction